UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2021

Creek Road Miners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2700 Homestead Road, Suite 50

Park City, UT 84098

(Address of Principal Executive Offices) (Zip Code)

(435) 900-1949

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐	Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective August 27, 2021, Creek Road Miners, Inc. (the “Company”) entered into securities purchase agreements with 14 different investors (the “Purchasers”) for the sale of the Company’s securities, with the Purchasers receiving an aggregate of (i) 2,333,340 shares of common stock (the “Shares”), and (ii) warrants to acquire 2,333,340 shares of the Company’s common stock, at an exercise price of $1.50 per share (the “Warrants”). The Company received $3,500,009.50 in cash from sale of the Shares and the Warrants. The proceeds of the offering will be used by the Company for working capital purposes.

The Shares and Warrants issued to the Purchasers were not registered under the Act and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Act and Regulation D promulgated thereunder. The Shares and Warrants, as well as the shares underlying the Warrants, may not be reoffered or sold in the United States by the holders in the absence of an effective registration statement, or valid exemption from the registration requirements of the Act.

Copies of the form of the securities purchase agreements and the form of the warrants are filed as exhibits to this Current Report on Form 8-K. The summary of these agreements set forth above is qualified by reference to such exhibits.

Item 3.02 Unregistered Sales of Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Exhibits.

Exhibit No.	Description

10.1*	Form of Securities Purchase Agreement

10.2*	Form of Common Stock Purchase Warrant

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith.

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SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creek Road Miners, Inc.
a Delaware corporation

Dated: August 31, 2021	By:	/s/ Scott D. Kaufman
Scott D. Kaufman
Chief Executive Officer and President

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